Exhibit 10.43


                          CERTIFICATE OF INCORPORATION

                                       OF

                              JAGI SUBSIDIARY, INC.

     First:  The  name  of  the  corporation  is  JAGI  Subsidiary,   Inc.  (the
"Corporation").

     Second: The Registered Office of the Corporation in the State of Delaware is to be located at Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801. The Registered Agent in charge thereof is The Corporation Trust Company.

     Third: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware ("DGCL").

     Fourth:

     (1) The total number of shares of all classes of stock which the Corporation is authorized to issue is fifty thousand (50,000) shares, consisting of

          (i) twenty-five thousand (25,000) shares of Common Stock, par value, one cent ($0.01) per share, and

          (ii) twenty-five thousand (25,000) shares of Preferred Stock, par value, one cent ($0.01) per share.

The amount of the authorized capital stock of the Corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote.

     (2) The holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors of the Corporation and shall participate in any and all dividend distributions on an equal per share basis. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any reduction of the capital stock of the Corporation resulting in the distribution of any of its assets to its stockholders, the holders of the Common Stock shall be entitled to receive the net assets of the Corporation, after the Corporation shall have satisfied or made provision for its debts and obligations and for the payment to the holders of shares of the Preferred Stock any preferential rights to receive distributions of the net assets of the Corporation, and shall participate in any and all such distributions on an equal per share basis.

     (3) Except as provided in Division A of this Article Fourth with respect to the Preferred Stock, Series A, or as may be expressly provided in resolutions adopted by the Board of Directors of the Corporation pursuant to Paragraph (4) of this Article Fourth with respect to other classes or series of the Preferred Stock which may be created from time to time, the holders of the Common Stock shall have the exclusive right to vote for (or to consent with respect to) the election of directors and, except as otherwise may be required by law, on all other matters requiring action by the stockholders or submitted to the stockholders for action. Each holder of a share of the Common Stock shall be entitled to one vote for each share of the Common Stock standing in such holder's name on the books of the Corporation.

     (4) The Preferred Stock may be issued from time to time in classes or series and shall have such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions of the Board of Directors providing for the issuance of such stock. The holders of


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                                                                  Exhibit 10.43

the  Preferred  Stock shall have no voting rights except (i) as required by law,
(ii) as provided in Division A of this Article Fourth with respect to the Preferred Stock, Series A, or (iii) as expressed in the resolutions of the Board of Directors providing for the issuance of shares of another class or series.

      *                               *                                    *

                                   DIVISION A

                      Designations, Preferences and Rights
                          of Preferred Stock, Series A

     (1) Designation of Series. The series of Preferred Stock, par value $0.01 per share, shall be designated and known as the "Preferred Stock, par value $0.01 per share, Series A" (hereinafter referred to as the "Series A"). The Series A shall be deemed designated pursuant to the provisions of Paragraph (4) of Article Fourth hereof, and any amendment of the terms of the Series A shall be effective without the necessity of any vote of the stockholders of the Corporation of any class or series other than the Series A.

     (2) Number of Shares. The number of shares in the Series A shall be 20,000 shares. Shares of the Series A redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized but unissued Preferred Stock, par value $0.01 per share undesignated as to series and subject to reissuance by the Corporation as shares of the Preferred Stock, par value $0.01 per share, of any one or more series. The Corporation shall be authorized to issue certificates for fractional shares.

     (3) Dividends. (a) Each holder of a share of the Series A shall be entitled to receive out of the assets of the Corporation legally available for the payment of dividends, as and when declared by the Board of Directors of the Corporation, cash dividends at an annual rate (the "Dividend Rate") equal to 5% of the Redemption Price (as defined in and adjusted pursuant to Paragraph (5) of this Division A) of the Series A share, and no more, during the period from and including the date such share is issued (or is deemed to have been issued) provided, however, the amount declared for any fiscal year of the Corporation shall not exceed twenty-five percent (25%) of the Corporation's "Increase in Cash and Cash Equivalents" for such fiscal year. The amount of the dividends so declared shall be payable, in arrears on the last day of March (or the next following business day if such day is a Saturday, Sunday or legal holiday) (the "Dividend Payment Date") in respect of the prior fiscal year, to holders of record on the March 15 immediately preceding such Dividend Payment Date. Dividends shall cumulate on a daily basis during each fiscal year and whether or not declared. Any deficiency in the payment of dividends on the Series A shall be fully paid on, or declared and set apart for, such shares before any distribution shall be paid on, or declared and set apart for the Common Stock or other Junior Security. As used herein, "Increase in Cash and Cash Equivalents" means the increase, if any, in cash and cash equivalents for a fiscal year of the Corporation as disclosed in the Corporation's annual consolidated statement of cash flows.

     (b) If at any time the Corporation shall pay less than the total amount of dividends then payable on the shares of the Series A, the aggregate payment to all holders of shares of the Series A shall be distributed among such holders so that an equal amount shall be paid with respect to each outstanding share of the Series A.

     (4) Voting Rights. The holders of shares of the Series A shall vote equally with the holders of shares of the Common Stock with respect to the election of directors and, except as otherwise may be required by law, on all other matters requiring action by the stockholders or submitted to the stockholders for action, or may act by written consent in the same manner as the Common Stock. Each holder of a share of the Series A shall be entitled to one vote for each share of the Series A standing in such holder's name or the books of the Corporation.

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                                                                  Exhibit 10.43

     (5) Redemption Payments. (a) The "Redemption Price" per share of the Series A shall be $1000.00 (subject to reduction as hereinafter provided).

     (b) After January 1, 2013, the Corporation may, from time to time in whole or in part, redeem shares of the Series A by making payments in respect of the Redemption Price. Redemption payments shall be accompanied by the payment of all accumulated and unpaid dividends on the amount being paid.

     (c) At any time after January 1, 2008, upon written notice received from holders representing two thirds (2/3) of the outstanding shares of Series A, the Corporation shall redeem shares of the Series A by making payment of the Redemption Price and all accumulated and unpaid dividends on such shares.

     (d) Upon payment to any holder of a Series A share of the remaining Redemption Price with respect to any Series A share, together with all accumulated and unpaid dividends thereon, such Series A share shall be deemed to have been redeemed and shall automatically be cancelled. The Corporation may, at its option, upon notice to the holders of Series A shares, impose as a condition of their entitlement to the final payment of the remaining Redemption Price of their shares the requirement that they surrender their certificates representing their Series A shares to the Corporation; however, the payment to the holder of any Series A share of the full Redemption Price with respect to a Series A share, together with all accumulated and unpaid dividends thereon, shall, as provided by the immediately preceding sentence, automatically effect the redemption and cancellation of the share regardless of whether the Corporation shall have required the surrender of the certificate therefor in order for the holder of the share to receive payment of the remaining Redemption Price.

     (e) In the event that the Corporation shall affect any payment in respect of the Redemption Price of the Series A shares, the amount to be paid on account of each whole Series A share shall be determined by dividing the amount of such payment by the number of shares outstanding. Simultaneously with the delivery to the paying agent (designated by the Corporation for the purpose of effecting any payment in respect of the Redemption Price) of the amount to be paid in respect of the Redemption Price of the Series A shares, the Corporation shall deliver to the paying agent a list, as of the close of business on the record date for determining holders of the Series A entitled to receive redemption payments, of the holders of record of the Series A shares for use by the paying agent in making payments on account of the Redemption Price of shares, and the Corporation shall mail notice thereof to the holders of the Series A shares at their last addresses as they appear on the records of the Corporation. Such notice shall specify the amount per whole share to be paid to holders of the Series A shares, the amount of accumulated and unpaid dividends being paid therewith, and the remaining unpaid Redemption Price of such shares after reflecting such payments. The Corporation shall maintain a record of the redemption and dividend payments made with respect to each Series A share and the remaining unpaid Redemption Price of such Series A share, and each transferee of the Series A share shall be deemed to have notice of, and shall take such share subject to, the payment of such amounts.

     (f) Any and all payments to the holders of shares of the Series A in respect thereof shall be applied as follows:

     (i) First, to the payment of all dividends that have accumulated and remain unpaid; and

     (ii) Second, to the payment of the Redemption Price of such shares.

     (6) Liquidation, Dissolution and Winding-Up. (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation resulting in the distribution of any of its assets to its stockholders, or of any reduction of its capital stock resulting in the distribution of any of its assets to its stockholders, each holder of a share of the Series A shall be entitled, before any distribution or payment is made upon any Junior Security,


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                                                                  Exhibit 10.43

to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to the remaining Redemption Price with respect to such share of the Series A, plus an amount equal to any accumulated and unpaid dividends thereon to the date of distribution. After payment to a holder of a Series A share of the amount as aforesaid, such holder of a Series A share as such shall have no right or claim to any of the remaining assets of the Corporation.

     (b) The merger or consolidation of the Corporation into or with any other corporation or the merger of any other corporation into the Corporation, or the lease or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to be a dissolution, liquidation or a winding-up of the Corporation.

     (7) Restrictions on Dividends, Distributions and Redemptions. So long as any shares of the Series A shall be outstanding, no dividends or other distributions, whether in cash or property, shall be paid or declared on the Common Stock of the Corporation or on any Junior Security, nor shall any shares of the Common Stock of the Corporation or any Junior Security be redeemed, purchased or otherwise acquired for value by the Corporation or any Subsidiary.

     (8) Additional Preferred Stock. The Corporation may authorize, create or issue from time to time additional shares of the Preferred Stock of any class or series to the full extent permitted by Article FOURTH of the Certificate of Incorporation of the Corporation (as the Certificate of Incorporation may be amended from time to time), and such shares shall be deemed to rank junior to the Series A shares with respect to any rights, powers or preferences, including without limitation as to dividends, redemption and distributions upon liquidation, dissolution or winding up of the Corporation, unless the holders of at least two-thirds of the then outstanding shares of the Series A consent to the new class or series having a ranking senior to the Series A shares. Unless any such additional Preferred Stock shall by its terms be made senior to the Series A shares, the Series A shares shall rank senior to such additional Preferred Stock with respect to all rights, powers and preferences, including without limitation as to dividends, redemption and distributions upon liquidation, dissolution or winding up of the Corporation.

     (9) Definitions. For purposes hereof, the following terms shall have the following meanings:

     (a)  "Common  Stock"  shall  mean  the  authorized   Common  Stock  of  the
Corporation on the date of issuance of the shares of the Series A.

     (b) "Junior Security" shall mean the Common Stock and any other equity security except any which by its terms states that it is a Senior Security for purposes of the terms of the Series A.

     (c) "Senior Security" shall mean an equity security as to which the holders of a requisite percentage of the shares of the Series A have consented to be a Senior Security with respect to the Series A.

     (d) "Subsidiary" shall mean any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether at the time stock of any other class or classes of stock of such corporation shall have or might have voting power by reason of the happening of any contingency, is, at the time as of which any determination is made, owned directly or indirectly by the Corporation.


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                                                                  Exhibit 10.43

     Fifth:


         The name and mailing address of the incorporator is as follows:

              Name                                        Address

              Lawrence A. Goldman, Esq.          c/o Gibbons, Del Deo, Dolan,
                                                 Griffinger & Vecchione, P.C.
                                                 One Riverfront Plaza
                                                 Newark, New Jersey  07102-5497

     Sixth: The following persons are appointed directors of the Corporation until the first annual meeting of the stockholders or until their successors shall be elected or appointed and shall qualify:


              Name                                        Address

              Louis S. Beck                      2300 Corporate Blvd., N.W.
                                                 Suite 232
                                                 Boca Raton, FL 33431



              Harry G. Yeaggy                    8534 E. Kemper Road
                                                 Cincinnati, OH 45249

     Seventh: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation as the case may be, and also on the Corporation.

     Eighth: The power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that nothing in this Certificate of Incorporation shall restrict the stockholders' power to amend, alter or repeal the By-Laws, including any By-Laws adopted by the Board of Directors, or to adopt new By-Laws.

     Ninth: To the fullest extent permitted by the DGCL, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that a director shall not be relieved from liability: (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the DGCL; or (d) for any transaction from which the director derived an improper personal benefit.





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                                                                  Exhibit 10.43


         I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 17th day of April 2003.


                                          /s/ Lawrence A. Goldman, Esq.
                                          ---------------------------------
                                          Lawrence A. Goldman, Esq.
                                          Incorporator




















































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